UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 7, 2006

                               AngioGenex, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    0-26181              86-0945116
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

            425 Madison Avenue, Suite 902, New York N.Y. 10017
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                  (212) 874-6608        (212) 874-5027
             -----------------------------------------
             Issuer's Telephone Number       Fax

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements
-------------------------------------------------------------------

Item 4.01  Changes in Registrant's Certifying Accountant

(a) On February 7, 2006, the board of directors of AngioGenex, Inc. (formerly eClic, Inc. ("AngioGenex" or the "Registrant") unanimously approved a resolution dismissing Moore & Associates, Chartered ("Moore") as its independent accounting firm for the year ending December 31, 2005.

Moore & Associates, Chartered conducted audits of the financial statements of the Registrant for the calendar years ended December 31, 2003, and December 31, 2004. These financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 2004 that was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

The reports of the Registrant on the financial statements as of and for the fiscal years ended December 31, 2003 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Moore & Associates, Chartered, issued an explanatory paragraph in its fiscal 2003 and 2004 reports as to the Registrant's ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through September 30, 2005 and to February 7, 2006, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore would have caused it to make reference to the subject matter in connection with its report on the Registrant's financial statements for such years; during the two most recent fiscal years and through February 7, 2006, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

AngioGenex provided Moore with a copy of the above disclosures and requested that Moore furnish the Registrant with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the foregoing statements by AngioGenex, and, if not, stating the respects in which it does not agree. A copy of the letter from Moore is filed herewith as Exhibit 16.1

(b) Also on February 7, 2006, the Registrant's Board of Directors approved the appointment of Williams & Webster, P.S., Certified Public Accountants
Spokane, Washington, as AngioGenex's registered independent public accounting firm.

During the Registrant's two most recent fiscal years and through the date of this Report on Form 8-K, the Registrant did not consult Williams & Webster, P.S. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or events listed in Item 304(a)(2) of Regulation S-B.




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Section 9 - Financial Statements and Exhibits
----------------------------------------------

Item 9.01 Financial Statements and Exhibits

   (c) Exhibits

   16.1*  Letter from Moore & Associates, Chartered, dated March 6, 2006.


-------------
* this filing

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AngioGenex, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Richard Salvador
                                ------------------------------------
                                 Name:  Richard Salvador
                                 Title: President/CEO
Dated:  March 6, 2006


                                    3

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                                  Exhibit Index


   16.1*  Letter from Moore & Associates, Chartered, dated March 6, 2006.

---------------
   *this filing

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